UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
 ACT OF 1934
Date of Report (Date of Earliest Event Reported)   October 14, 2008

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	SIERRA PACIFIC RESOURCES	88-0198358
Nevada
P.O. Box 30150 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV Energy
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 367-5000
None
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 2.03    Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet
      Arrangement of a Registrant.

On October 14, 2008, Nevada Power Company, d/b/a NV Energy, a wholly owned subsidiary of Sierra Pacific Resources (SPR), borrowed $466.4 million at a rate of 4.50% under its revolving credit facility with Wachovia Bank, N.A., as Administrative Agent.  This, along with a portion of existing cash on hand, will be used to fund the purchase of the Bighorn Power Plant, as described in Item 8.01 below.  For additional information regarding the terms of the revolving credit facility, see our Annual Report on Form 10-K and/or Form 10-K/A for the year ended December 31, 2007 and our Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008.

Item 8.01    Other Events.

Acquisition of Bighorn Power Plant

On October 20, 2008, Nevada Power Company (NPC), d/b/a NV Energy, completed the acquisition of the Bighorn Generating Facility for approximately $510 million, including inventory and other closing costs and adjustments, pursuant to an asset purchase agreement entered into on April 21, 2008 with Reliant Energy Wholesale Generation, LLC, a Delaware limited liability company and Reliant Energy Asset Management, LLC, a Delaware limited liability company.  The purchase was funded by a combination of a portion of cash on hand and borrowings under NPC’s revolving credit facility, as described in Item 2.03 above.  The Bighorn facility was approved in NPC’s 8th amendment to its Integrated Resource Plan on October 1, 2008 and is expected to be included in NPC’s next General Rate Case to be filed in December 2008.  The purchase price for the Bighorn facility is anticipated to be recovered through rates beginning July 2009.  The Bighorn facility is nominally rated at approximately 598 MW and is located 35 miles south of Las Vegas, Nevada in southern Clark County, Nevada.

These statements contain forward-looking statements regarding the future performance of NPC, d/b/a NV Energy, within the meaning of the Private Securities Litigation Reform Act of 1995.  These statements are subject to a variety of risks and uncertainties that could cause actual results to differ materially from current expectations. These risks and uncertainties include, but are not limited to, NPC’s ability to obtain a favorable decision in its general rate case to be filed with the Public Utilities Commission of Nevada in December of 2008.  Additional cautionary statements regarding other risk factors that could have an effect on the future performance of NPC, d/b/a NV Energy, are contained in its Annual Report on Form 10-K and/or Form 10-K/A for the year ended December 31, 2007 and in its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2008 and June 30, 2008, filed with the SEC.  NPC, d/b/a NV Energy, undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

A copy of the press release announcing the completion of NPC’s acquisition of the Bighorn facility is filed herewith as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

 (c) Exhibits — The following exhibit is filed with this Form 8-K:

EX-99.1 - Press Release dated October 20, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: October 20, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer

Nevada Power Company d/b/a NV Energy (Registrant)

Date: October 20, 2008	By:	/s/ E. Kevin Bethel
E. Kevin Bethel Chief Accounting Officer